Exhibit 99.1

Vivint Smart Home and Mosaic Acquisition Corp. Announce Revised Transaction Terms

Mosaic Acquisition Corp.’s Special Meeting of Stockholders to be Adjourned Until January 14, 2020

PROVO, Utah; NEW YORK, New York—December 18, 2019—Vivint Smart Home, Inc. (“Vivint”) and Mosaic Acquisition Corp. (NYSE: MOSC; “Mosaic”) today announced that they have entered into an amendment to their definitive agreement to merge Vivint with a subsidiary of Mosaic (the “Amendment”). The Amendment reduces the initial enterprise value of Vivint to approximately $4.1 billion, implying an estimated 2020 Adjusted EBITDA multiple of approximately 7.75x.

In connection with the Amendment:

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Affiliates of Fortress Investment Group LLC (“Fortress”) have agreed to invest up to an additional $50 million in Vivint through an investment in the common stock of Mosaic, through open market purchases or directly from Mosaic, prior to the closing of the merger. This investment is in addition to the previously announced $125 million investment in Vivint by Fortress affiliates and to the pre-existing investments in Mosaic held by Fortress affiliates.

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An investor who is investing in Vivint pursuant to forward purchase commitments obtained in connection with Mosaic’s IPO has agreed to invest an additional $50 million in Vivint through an investment in the common stock of Mosaic prior to the closing of the merger.

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Pro forma net leverage reduced from 5.2x to 3.9x LTM 9/30/2019 Covenant Adjusted EBITDA, with substantially all net proceeds expected to be used to repay debt, assuming no redemptions by Mosaic’s public stockholders.

Blackstone and other existing investors of Vivint are expected to own approximately 55% percent of the outstanding shares of Vivint immediately following the merger and Blackstone’s previously announced investment, assuming no redemptions by Mosaic’s public stockholders and that Fortress affiliate’s additional $50 million investment will be consummated through a private placement of newly-issued shares of Mosaic common stock. Based on those assumptions, in total, there will be approximately $790 million of net cash proceeds at closing, including (i) the $150 million of forward purchase commitments obtained in connection with Mosaic’s IPO (including a Fortress affiliate), (ii) the previously announced $125 million investment in Vivint by Fortress affiliates, (iii) the previously announced $100 million investment in Vivint by Blackstone, (iv) the additional investment of up to $50 million by Fortress affiliates and (v) the additional $50 million investment from a forward purchaser. The net cash proceeds from these transactions, including Mosaic’s cash on hand, are expected to be used to pay down a portion of the existing Vivint debt and for working capital and general corporate purposes.

Mosaic Acquisition Corp. also announced that it intends to convene and then adjourn, without conducting any other business, the adjourned special meeting of stockholders scheduled to be held on Friday, December 20, 2019, until Tuesday, January 14, 2020, at 9:00 a.m. Eastern Time, at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP at 1285 Avenue of the Americas, New York, New York 10019.

In connection with the adjournment, Mosaic is extending the deadline for holders of its Class A common stock to submit their shares for redemption to 5:00 p.m. Eastern Time on Friday, January 10, 2020. Stockholders who wish to withdraw their redemption request may do so by requesting that the transfer agent return such shares.

About Mosaic

Mosaic Acquisition Corp. is a special purpose acquisition company formed by Mosaic Sponsor, LLC and Fortress Mosaic Sponsor LLC for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. For more information, visit www.mosaicac.com.

About Vivint Smart Home

Vivint Smart Home is a leading smart home company in North America. Vivint delivers an integrated smart home system with in-home consultation, professional installation and support delivered by its Smart Home Pros, as well as 24/7 customer care and monitoring. Dedicated to redefining the home experience with intelligent products and services, Vivint serves more than 1.5 million customers throughout the United States and Canada. For more information, visit www.vivint.com.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed merger transaction involving Mosaic and Vivint. Mosaic filed a registration statement on Form S-4 with the SEC, which includes a proxy statement of Mosaic, a consent solicitation statement of Vivint and a prospectus of Mosaic, and each party will file or has filed other documents with the SEC regarding the proposed transaction. Beginning on December 3, 2019, a definitive proxy statement/consent solicitation statement/prospectus was sent to the stockholders of Mosaic and Vivint. As a result of amendments made to the proposed merger transaction on December 18, 2019, Mosaic intends to file a post-effective amendment to the registration statement on Form S-4, which will include an updated proxy statement/consent solicitation statement/prospectus. An updated definitive proxy statement/consent solicitation statement/prospectus will be sent to the stockholders of Mosaic and Vivint, seeking any required stockholder approval. Before making any voting or investment decision, investors and security holders of Mosaic and Vivint are urged to carefully read the entire registration statement and proxy statement/consent solicitation statement/ prospectus, including any post-effective amendments or updates thereto, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they contain important information about the proposed transaction. The documents filed by Mosaic with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Mosaic may be obtained free of charge from Mosaic at www.mosaicac.com. Alternatively, these documents, when available, can be obtained free of charge from Mosaic upon written request to Mosaic Acquisition Corp., 375 Park Avenue, New York, New York 10152, Attn: Secretary, or by calling (212) 763-0153.

Mosaic, Vivint and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Mosaic, in favor of the approval of the merger. Information regarding Mosaic’s directors and executive officers is contained in Mosaic’s Annual Report on Form 10-K for the year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2019, June 30, 2019 and September 30, 2019, which are filed with the SEC. Information regarding Vivint’s directors and executive officers (who serve in equivalent roles at APX Group Holdings, Inc.) is contained in APX Group Holdings, Inc. Annual Report on Form 10-K/A for the year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2019, June 30, 2019 and September 30, 2019, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement and the proxy statement/consent solicitation statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

FORWARD-LOOKING STATEMENTS

This communication contains, and oral statements made from time to time by our representatives may contain, forward-looking statements including, but not limited to, Mosaic’s and Vivint’s expectations or predictions of future conditions. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning our possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in Mosaic’s Registration Statement on Form S-4 under “Risk Factors” and Form 10-K for the year ended December 31, 2018 under “Risk Factors” in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Mosaic and Vivint believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither Mosaic nor Vivint is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in the reports, which Mosaic has filed or will file from time to time with the SEC.

In addition to factors previously disclosed in Mosaic’s S-4 and reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger; delay in closing the merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; risks related to Mosaic’s or Vivint’s indebtedness; other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms; risks of the smart home and security industry, including risks of and publicity surrounding the sales, subscriber origination and retention process; the highly competitive nature of the smart home and security industry and product introductions and promotional activity by competitors; litigation, complaints, product liability claims and/or adverse publicity; cost increases or shortages in smart home and security technology products or components; the introduction of unsuccessful new smart home services; privacy and data protection laws, privacy or data breaches, or the loss of data; the impact of the Vivint Flex Pay plan to Vivint’s business, results of operations, financial condition, regulatory compliance and customer experience; and Vivint’s ability to successfully compete in retail sales channels.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Mosaic’s and Vivint’s control. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Mosaic and Vivint, or their representatives, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Mosaic and is not intended to form the basis of an investment decision in Mosaic. All subsequent written and oral forward-looking statements concerning Mosaic and Vivint, the proposed transaction or other matters and attributable to Mosaic and Vivint or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For Vivint

Investors

Dale R. Gerard, (801) 705-8011

dgerard@vivint.com

Media

Liz Tanner, (801) 229-6956

liz.tanner@vivint.com

For Mosaic

William H. Mitchell

whmitchell@mosaicac.com

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